Prospectus supplement dated October 1, 2013
to the following prospectus(es):
Nationwide Marathon® Performance VUL, Nationwide YourLife® Accumulation VUL, Waddell & Reed Accumulation VUL, Nationwide YourLife® Protection VUL, Waddell & Reed Protection VUL, and Nationwide YourLife® Survivorship VUL prospectus dated May 1, 2013
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Effective immediately, Nationwide will accept telephone requests for full and partial surrenders and policy loans under certain circumstances and subject to certain restrictions. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice to the policy owner. Consequently, the following provisions of this prospectus are amended accordingly:
1.	The first paragraph of the "Full Surrender" section of the "Surrenders" provision is amended as follows:
Surrenders
Full Surrender
The policy may be surrendered for the Cash Surrender Value at any time while it is In Force. A surrender will be effective as of the date Nationwide receives the policy owner's written surrender request at the Service Center. Notwithstanding anything to the contrary set forth in this prospectus, requests submitted via telephone will be accepted subject to dollar amount limitations and payment restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice to the policy owner. Please contact the Service Center at 1-800-848-6331 (TDD 1800-238-3035) for current limitations and restrictions on full surrenders. Nationwide may also require the policy owner to return the policy. Nationwide may postpone payment of that portion of the Cash Surrender Value attributable to the fixed investment options for up to six months.
2.	The first paragraph of the "Partial Surrender" section of the "Surrenders" provision is amended as follows:
Partial Surrender
A policy owner may request a partial surrender of the policy's Cash Surrender Value at any time after the first policy year. A partial surrender will be effective as of the date Nationwide receives the policy owner's written request at the Service Center. Notwithstanding anything to the contrary set forth in this prospectus, requests submitted via telephone will be accepted subject to dollar amount limitations and payment restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice to the policy owner. Please contact the Service Center at 1-800-848-6331 (TDD 1800-238-3035) for current limitations and restrictions on partial surrenders. A Partial Surrender Fee may be applied to each partial surrender that equals the lesser of $25 or 2% of the amount surrendered. Currently, Nationwide waives the partial surrender fee, see Partial Surrender Fee.
3.	The first paragraph of the "Policy Loans" provision is amended as follows:
Policy Loans
After the expiration of the free look period and while the policy is In Force, a policy owner may take a policy loan. Loan requests must be submitted in writing to the Service Center. Notwithstanding anything to the contrary set forth in this prospectus, requests submitted via telephone will be accepted subject to dollar amount limitations and payment restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice to the policy owner. Please contact the Service Center at 1-800-848-6331 (TDD 1800-238-3035) for current limitations and restrictions on policy loans.
PROS-0238